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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 1998

                         Commission file number 0-26980


                           ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


          CALIFORNIA                                         33-0160968
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

     245 FISCHER AVENUE, D-1
          COSTA MESA, CA                                        92626
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400
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ITEM 5. OTHER EVENTS

        At the Annual Meeting of Shareholders of ARV Assisted Living, Inc. (the "Company") held on January 28, 1998, the shareholders of the Company approved, among other things, the re-election of the Company's existing Board of Directors and a proposal to reincorporate the Company under the laws of Delaware. A copy of the Final Report of the Inspectors of Election relating to the Annual Meeting is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits

            Number          Exhibit
            ------          -------
             99.1           Final report of the Inspectors of Election

             99.2           Press release dated February 5, 1998




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Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ARV Assisted Living, Inc.

                                             By: /s/ SHEILA M. MULDOON
                                                 -------------------------
                                                 Sheila M. Muldoon
                                                 Vice President, General Counsel
                                                 and Secretary
                                                 (Duly authorized officer)

Date: February 19, 1998



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                                 EXHIBIT INDEX
                                 -------------

Number              Exhibit
------              -------
 99.1               Final report of the Inspectors of Election

 99.2               Press release dated February 5, 1998